                                                                  EXHIBIT 10.19

                        PHARMACEUTICAL SERVICES CONTRACT


1. GENERAL. This Contract, dated August 15, 1997, is entered into by McKesson BioServices, a Virginia Corporation, and Discovery Laboratories, Inc. (client) for the period of performance August 15, 1997 through August 31, 1998.

2. STATEMENT OF WORK. McKesson BioServices agrees to use its best efforts to provide the desired repository and distribution services in a manner that meets the contract specifications and the regulatory requirements of pertinent Government agencies, including the US Food and Drug Administration (FDA), the Occupational Safety and Health Administration
         (OSHA), the Environmental Protection Agency (EPA), the US Department of Transportation (DOT), and other applicable laws and regulations. Except as herein specified, McKesson BioServices will furnish the necessary facilities, labor, materials, and other resources, and will devote the time and attention as is reasonably required to accomplish the Statement of Work, Attachment I.

3. WARRANTY. McKesson BioServices will use its best efforts to accomplish the Statement of Work satisfactorily in a timely manner, and will notify client promptly upon identifying any inability to perform the required services within the specified time periods. McKesson BioServices will store, handle, and ship client's products consistent with client's directives and in accordance with normal scientific procedures applicable to similar types of products. McKesson BioServices will inform the client when it has reason to believe that a storage, handling, or shipping method or procedure specified by the client is not consistent with preservation of the product or its integrity or is in violation of the requirements of such pertinent agencies or applicable laws or regulations. However, McKesson BioServices is not liable for loss, damage, or deterioration to the product caused solely by its adhering to a method of storage, handling, or shipping specified by the client.

4. INSURANCE. Each of McKesson BioServices and the client shall maintain, with insurers or underwriters of good repute, such insurance relating to its business as is normally maintained by comparable businesses and incorporating those terms and provisions which are customary and reasonable for its circumstances, including coverage against product liability claims and other risks described in Paragraph 8. McKesson BioServices will take reasonable precautions to preserve and protect the client's products while in its possession, consistent with prudent scientific and business judgement, and will continue to maintain insurance coverage on the property of third parties, including the client's products that are stored with McKesson BioServices. The client hereby certifies that the total value of its products to be held by McKesson BioServices under this contract will not exceed $500,000 without McKesson BioServices' written acknowledgment and acceptance. McKesson BioServices reserves the right to make this acceptance contingent upon the payment by client of additional charges (not reflected in attached Price Schedule) to cover the cost of extra and/or special insurance on client's products.

5. FACILITY. McKesson BioServices represents that it possesses all requisite licenses and permits enabling it to operate a facility to conduct repository and distribution services for drug, biological, and ancillary products. The facility is protected by a continuously monitored peripheral security system, and by a temperature-monitoring system for controlled temperature areas (refrigerators, freezers, etc.). In order to further protect the interests of clients and their products, McKesson BioServices considers all contents of its repository and distribution facility to be confidential. Therefore, this contract does not convey the right of access to the product storage areas of said facility to any of client's officers, employees, agents, subcontractors, or other representatives, except as permitted by McKesson BioServices for scheduled visits by client Quality Assurance representatives or other personnel solely for the performance of technical inspection tasks associated with the storage, handling, and/or distribution of client's products. Such access will be limited so as to protect other clients' products or information. McKesson BioServices agrees to similarly restrict access to the product storage areas of its repository and distribution facility by any other client and/or potential client.

6. PROJECT MANAGEMENT. The client's project manager/technical director for this contract is David Crockford. McKesson BioServices is authorized to accept guidance and directives from this individual within the accompanying Statement of Work, and to provide information regarding operational and technical issues to this individual. The client may change/add to the individual designated as project manager/technical director only by providing written notice to McKesson BioServices. McKesson BioServices is not authorized, under any circumstances, to perform tasks: (i) requested by any party not so designated in writing, or (ii) not covered in the Statement of Work. Such actions require a modification to this contract, duly signed by the parties hereto.

7. PRICES AND PAYMENT. In consideration for the services specified above, the client agrees to compensate McKesson BioServices in accordance with the Price Schedule in Attachment II. These prices are firm from the commencement of the contract through April 28, 1997. McKesson BioServices will invoice client on or before the 15th day of each month for services performed during the previous month. Client will make full payment within 30 days of receiving a proper invoice, or notify McKesson BioServices within seven days if it believes an invoice to be improper or erroneous. Payments shall be sent to:

                      McKesson BioServices
                      PO Box 630669
                      Baltimore, MD 21263-0669

McKesson BioServices will send invoices to the following address:

                      Discovery Laboratories, Inc.
                      509 Madison Avenue
                      New York, NY 10022
                      Attn:  David Crockford

8. INDEMNIFICATION. McKesson BioServices will indemnify and hold client harmless for any damages caused by, or claims arising from, concerning, or relating to


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         the sole negligence of McKesson BioServices in the performance of storage and distribution tasks pursuant to this contract. McKesson BioServices further agrees to notify client within two business days of any information coming to the attention of McKesson BioServices regarding errors or omissions in performance of receipt, storage, distribution, and record-keeping activities under this agreement; threat of litigation; potential claims; damage to goods; or other matters adversely affecting client's interests. Client will indemnify and hold McKesson BioServices harmless for any damage caused by, or claims arising from, concerning, or relating to the use of the client's products. These obligations shall survive the termination of this contract. It is expressly understood that the prices set forth in Attachment II bear no relationship to the market value or replacement cost of client's product(s), and were derived without knowledge or consideration of its (their) use, potential for misuse (either intentional or unintentional), or possible harmful effects of its (their) use or misuse. Therefore, the parties agree that McKesson BioServices' liability for any act, error, or omission shall, in no event, exceed the total price paid by client to McKesson BioServices hereunder. The client additionally agrees to carry product liability insurance, covering all products in the custody of McKesson BioServices, in an amount not less than $1,000,000 and naming McKesson BioServices as an additional insured under the policy.

9. USE OF INFORMATION. The parties agree that all information, documents, agreements, data, procedures, processes, know-how, technology, and other similar items and materials that are received from or learned about the other party, its products or services, as a result of or in connection with performance under this contract, will be considered confidential and will be used only for purposes of performance under this contract. Such information will not be used in any manner that is detrimental to either party, its officers, employees, agents, clients, or customers. Such information will not be used for purposes of competing or bidding against the other party or for assisting others to compete or bid against the other party. This restriction will survive the termination of this contract by five years.

10. ADDITIONAL PROVISIONS. The following additional provisions are incorporated into this contract by attachment hereto:

ATTACHMENT NO.                                            TITLE
--------------                                            -----


     I                                                    Statement of Work
--------------                                            ---------------------

    II                                                    Price List
--------------                                            ---------------------

11. ENTIRE AGREEMENT. It is expressly understood and agreed by the parties hereto that this contract represents their entire agreement, wholly superseding any and all prior agreements made by them, their agents, and employees concerning the storage and/or distribution of client's product(s) as designated in Attachment I hereto. This contract may not be altered, amended, or modified, except by a written instrument signed by the duly authorized representatives of both parties. This contract is to be interpreted under laws of the State of Maryland.

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

12. TERMINATION. This agreement may be terminated by either party at any time upon sixty days written notice to the other party, except that McKesson BioServices may terminate immediately upon notice to the client in the event of non-payment of invoices pursuant to Paragraph 7. Upon notification, McKesson BioServices will proceed in an orderly fashion to limit or terminate any outstanding commitments, to conclude the work, and to deliver all of client's products and documents then in its possession back to client or other designee, at client expense. If, at the end of the designated contract performance period, neither party has provided notice of its intent to terminate this agreement, and client has not directed that its product(s) be removed from McKesson BioServices' facility, McKesson BioServices may (but is not required to) continue performance hereunder on a month-to-month basis, in which case both parties shall remain bound by the terms, conditions, and prices specified herein.

ACCEPTED FOR:

Discovery Laboratories, Inc.                   McKesson BioServices


/s/ James S. Kuo                               /s/ K. Paul Thadikonda
--------------------------------               --------------------------------
                                               K. Paul Thadikonda, PhD
                                               Senior Vice President
                                               Pharmaceutical Services Division


Date:    8/29/97                               Date:    8/15/97
         -----------------------                        -----------------------



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


                                  ATTACHMENT I

                                STATEMENT OF WORK
                   Prepared for: Discovery Laboratories, Inc.
        to operate Drug Distribution Center and Package Clinical Supplies

                      All Pharmaceutical Services Division
                        (PSD) operations are performed in
                          compliance with current Good
                        Manufacturing Practice (cGMP) and
                              McKesson BioServices
                      Standard Operating Procedures (SOPs).

-------------------------------------------------------------------------------

      o Receive clinical study products and bulk drug substances from manufacturers and perform receiving inspections,

      o  store study products at specified storage temperature conditions,

      o  maintain clinical study product inventory management system,

      o ship product to clinical trial centers within the United States in accordance with shipping instructions provided by Discovery Laboratories, Inc.,

      o provide clinical study product packaging and labeling services on an as needed basis,

      o  perform bulk drug dispensing on an as needed basis,

      o  recall expired product from clinical sites,

      o receive, reconcile, and dispose returned study product from clinical sties, and

      o provide monthly receiving, shipping, inventory, return drug activity, and site specific reports.




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
                                  ATTACHMENT II

                                   PRICE LIST

                   Prepared for: Discovery Laboratories, Inc.
        to operate Drug Distribution Center and Package Clinical Supplies

      In order to prepare for total program costs or to better evaluate the individual costs for the project execution, the following is an extension of pricing based on the requirements presented.

-------------------------------------------------------------------------------

Initial Set-up Charge (one time only):                                    [***]

         Set-up charges will allow for the client to be entered into the automated tracking system and will also cover one-time client specific database set-up.

Monthly Program Management and Administration:                            [***]

         Charges will cover the following services: monthly report of activity, computer support charges, protocol review, expiration date monitoring.

Monthly Storage Center*:

         Charge is per cubic foot per month.
                  [***]                                                   [***]
                  [***]                                                   [***]
                  [***]                                                   [***]
                  [***]                                                   [***]

         * Billings will be based on maximum cubic footage utilized during the month with minimum charge of [***] cubic feet, except for [***] storage. When minimum billing is applicable, it will be calculated at the highest price at which material are stored.

Receipt Processing Charge (per lot):                                      [***]

         Additional hourly rate (technician) will apply for patient specific receipts.

Shipping Charges (FedEx, based upon use of McKesson BioServices stock supplies):

         Domestic [***] - second business day delivery, for up to [***] pounds
                  Small box                                               $35.00
                  Large box                                               $39.00
                  Each additional pound above [***] lbs.                   $1.50

[***] Confidential Treatment Requested. Omitted portions have been filed separately with the Commission.

       ATTACHMENT II - Continued

       PRICE LIST
-------------------------------------------------------------------------------


         Domestic [***] - next business day delivery, for up to [***] pounds
                  Small box                                                                                  $48.00
                  Large box                                                                                  $51.00
                  Each additional pound from [***] lbs. to [***] lbs.                                         $4.50
                  Each additional pound above [***] lbs.                                                      $1.50

         Domestic [***] - next business day delivery, for up to [***] pounds
                  Small box                                                                                  $95.00
                  Large box                                                                                 $110.00
                  Each additional pound above [***] lbs.                                                      $1.50
                  Saturday Delivery [Domestic - charge added to standard shipping rate)                      $13.00

                  International Shipments                                                         Priced separately

Drug Recall Letter and Follow-up (per site):                                                                  [***]

Return Drugs (clinical site is responsible for shipping charges):

         Storage  Included in monthly charge
         Receipt/Processing, per site return                                                                  [***]
                  Additional technician's hourly rate will apply for patient specific returns                 [***]
         Disposal, per [***] cubic feet ([***] pounds maximum per container)                                  [***]

Bulk Drug Weighing (per agent):                                                                               [***]

Labeling:

         [***]                                                                                                [***]
         [***]                                                                                                [***]
         [***]                                                                                                [***]
         [***]                                                                                                [***]
         [***]                                                                                                [***]
         [***]                                                                                                [***]

Custom Label Design (for refrigerated/frozen samples and bar-code label): Priced separately

Repackaging (includes all supplies):
         [***]                                                                                                [***]
         Minimum charges                                                                                      [***]
         Line changeover charges                                                                              [***]

[***] Confidential Treatment Requested.  Omitted portions have been filed separately with the Commission.


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


ATTACHMENT II - Continued
PRICE LIST
-------------------------------------------------------------------------------

Subject Randomization:                                        Price separately

Purchase of Supplies and Outside Services:                               [***]

Travel Expenses:                                                         [***]
Professional Services (not included above, charge/hour):                 [***]

         Senior Technical Specialist                                     [***]
         Laboratory Director/Computer Scientists/Pharmacist              [***]
         Repository Director/Computer Programmer                         [***]
         Administrative Support                                          [***]
         Repository Technician                                           [***]












[***] Confidential Treatment Requested. Omitted portions have been filed separately with the Commission

-------------------------------------------------------------------------------

                               CONTRACT AMENDMENT
                               ------------------

         Whereas McKesson BioServices (MBS) and Discovery Laboratories, Inc. (Client) previously entered into an Agreement, dated August 15, 1997, covering the provision of repository services by MBS for Client, said Agreement (including all Amendments thereto) containing an expiration date of August 31, 1998; and

         Whereas the two parties desire to extend said Agreement from September 1, 1998, through August 31, 1999.

         The parties, therefore, agree as follows:

         o The first sentence of Paragraph 12 is hereby deleted and replaced with the following:

            "This agreement may be terminated by either party at any time upon thirty days written notice to the other party, except that McKesson BioServices may terminate immediately upon notice to the client in the event of non-payment of invoices pursuant to Paragraph 7."

         o Attachment II (Price List) to said Agreement is hereby deleted and replaced by the accompanying (new) Attachment II (Pharmaceutical Price List) for the period September 1, 1998, through August 31, 1999.

         o All other terms and conditions, of said Agreement (as amended) will remain unchanged and in full force and effect until August 31, 1999.

         This Amendment, effective as of September 1, 1998, has been executed by the parties on the dates set forth below.

Discovery Laboratories, Inc.                      McKesson BioServices


/s/ Robert J. Capetola                            /s/ Patricia L. Shifflett
---------------------------------                 ----------------------------

President/CEO                                     Patricia L. Shifflett
---------------------------------                 Senior Vice President
                                                  Finance and Administration

Date:    9/4/98                                   Date:
---------------------------------                      -----------------------



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